UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 12, 2019 (March 4, 2019)

Basanite, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53574	20-4959207
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(I.R.S Employer Identification Number)

2688 NW 29th Terrace, Oakland Park, Florida 33311

(Address of Principal Executive Offices) (Zip Code)

855-232-3282

(Registrant’s Telephone Number, including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.

On March 4, 2019, Basanite, Inc., a Nevada corporation (the “Company”), entered into an Employment Agreement (the “Anderson Agreement”) with David Anderson to serve as the Company’s Executive Vice President and Chief Operations Officer.  The Anderson Agreement is effective as of February 1, 2019 (the “Effective Date”), however it was not fully executed until March 4, 2019.

Mr. Anderson has served as the Company’s Interim Chief Executive Officer and Interim Principal Financial Officer since August 16, 2018.  On March 8, 2019, the Company and Mr. Anderson entered into a First Amendment to Employment Agreement to clarify that Mr. Anderson will continue in the roles of the Company’s Interim Chief Executive and Interim Principal Financial Officer until such time as the Company hires a permanent person for each of such roles and Mr. Anderson shall receive no additional compensation except that set forth in the Anderson Agreement for continuing in such roles (the “Anderson Amendment”).

The Anderson Agreement will continue for a period of three years from the Effective Date and automatically renew for an additional year unless either party provides the other written notice of its intent not to extend.

Under the Anderson Agreement, Mr. Anderson is entitled to an annual base salary of $190,000. The base salary will be reviewed annually by the Company’s Compensation Committee of the Board of Directors for increase as part of its annual compensation review. Mr. Anderson is also eligible to receive an annual cash bonus of up to $26,780 in year one, $82,018 in year two and $150,557 in year three based upon the Company’s achieving certain target financial objectives. In addition, Mr. Anderson is eligible to receive annual grants of options to purchase shares of the Company’s common stock of up to 1,500,000 shares in year one, 2,500,000 shares in year two and 3,500,000 shares in year three based upon the Company’s achieving certain target financial objectives. Such option grants if earned will have an exercise price equal to fair market value of the Company’s common stock at the time they are granted.

Pursuant to the Anderson Agreement, if Mr. Anderson’s employment is terminated by Mr. Anderson for good reason (as such term is defined in Anderson Agreement) or by the Company without cause (as such term is defined in Anderson Agreement), Mr. Anderson will be entitled to receive, in addition to other unpaid amounts owed to him (e.g., for base salary, pro rata portion of his earned annual cash bonus, accrued personal time and business expenses): (i) his then base salary for a period of one year (in accordance with the Company’s general payroll policy) commencing on the first payroll period following the termination of employment and (ii) substantially similar coverage under the Company’s then-current medical, health and vision insurance coverage for a period of one year.

If the Company terminates Mr. Anderson’s employment for cause or employment terminates as a result of Mr. Anderson’s resignation without good reason, disability, or death, Mr. Anderson (or his estate) will only be entitled Mr. Anderson will be entitled to receive: (i) amounts owed to him (e.g., for base salary, pro rata portion of his earned annual cash bonus, accrued personal time and business expenses) at the time of termination and (ii) substantially similar coverage under the Company’s then-current medical, health and vision insurance coverage for a period of six months.

At the time of entering into the Anderson Agreement, Mr. Anderson also entered into a Confidentiality, Noncompetition and Invention Assignment Agreement (the “Confidentiality Agreement”).  The Confidentiality Agreement contains non-competition and non-solicitation obligations of Mr. Anderson both during the term of his employment with the Company but also for a period of two years after the termination of such employment as well as certain confidentiality and assignment of inventions requirements for Mr. Anderson.

The foregoing summary of certain terms of the Anderson Agreement, the Anderson Amendment and the Confidentiality Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Anderson Agreement, the Anderson Amendment and the Confidentiality Agreement, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3 and are hereby incorporated into this Current Report on Form 8-K by reference.

Item 3.02  Unregistered Sales of Equity Securities.

On March 4, 2019, the Company issued a five-year Common Stock Warrant to purchase up to 5,000,000 shares of the Company’s common stock to Richard Krolewski, a consultant to the Company, in consideration of services to the Company (the “Warrant”).  The Warrant has an exercise price of $0.1235 per share and can be exercised immediately.  The Warrant does not contain cashless exercise provisions.

The foregoing summary of certain terms of the Warrant does not purport to be complete and are subject to, and qualified in its entirety by, the full text of the Warrant, a copy of which are attached hereto as Exhibits 4.1 and is hereby incorporated into this Current Report on Form 8-K by reference

The Warrant was issued in reliance upon the exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) and Rule 506(b) of Regulation D promulgated thereunder and the shares of common stock underlying the Warrant will be  “restricted securities” as defined by the Securities Act if and when issued.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Compensatory Arrangements for Existing Officers and Director

All information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated herein by referenced.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Common Stock Warrant dated March 4, 2019 issued by Basanite, Inc. to Richard Krolewski.
10.1	Employment Agreement dated February 1, 2019 between Basanite, Inc. and David Anderson.
10.2	First Amendment to Employment Agreement dated March 8, 2019 between Basanite, Inc. and David Anderson.
10.3	Confidentiality, Noncompetition and Invention Assignment Agreement between Basanite, Inc. and David Anderson.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 12, 2019

BASANITE, INC.

By:	/s/ David Anderson
David Anderson
Chief Executive Officer